IMPORTANT NOTICE
PLEASE READ IMMEDIATELY

                             AQUILA
           NARRAGANSETT INSURED TAX-FREE INCOME FUND
       380 Madison Avenue, Suite 2300, New York, N Y 10017
                   NOTICE OF ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD
                       ON OCTOBER 1, 1999


TO SHAREHOLDERS OF THE FUND:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Narragansett Insured Tax-Free Income Fund
(the "Fund") will be held:


Place:    (a)  at The Westin Hotel
               One West Exchange Street
               Providence, Rhode Island

Time:     (b)  on October 1, 1999
               at 2:30 p.m. local time;

Purposes: (c)  for the following purposes:

               (i) to elect six Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected;

               (ii) to ratify (that is, to approve) or reject the selection of KPMG LLP as the Fund's independent auditors for the fiscal year ending June 30, 2000
               (Proposal No. 1); and

PLEASE NOTE:

If you do not expect to attend the Meeting, please indicate voting instructions in any of three ways: by telephone, by e-mail or by completing the enclosed proxy and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.



               (iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:   (d)  To vote at the Meeting, you must have been a
               shareholder on the Fund's records at the close of business on July 8, 1999 (the "record date"). Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                         By Order of the Board of Trustees,

                         EDWARD M. W. HINES
                         Secretary





August 15, 1999

            NARRAGANSETT INSURED TAX-FREE INCOME FUND
    380 Madison Avenue, Suite 2300, New York, New York 10017
                         PROXY STATEMENT

                          INTRODUCTION

     The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Narragansett Insured Tax-Free Income Fund (the "Fund"). The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     A copy of the Fund's most recent annual report and most recent semi-annual report will be sent to you without charge upon written request to the Fund's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-453-6864 toll-free or 212-697-6666.

     The Fund's organizer and Manager (the "Manager") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's Investment Sub-Adviser is Citizens Bank of Rhode Island (the "Sub-Adviser"), One Citizens Plaza, Providence, RI 02903.

     This Notice and Proxy Statement are first being mailed on or about August 15, 1999.

     You can vote in three ways:

     Proxy Ballot

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or, you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on that proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark any box on the proposal, the proxy holders will vote your shares for the proposal.


     Telephone Voting

     You can vote your shares by telephone. You should first read the Proxy Statement. To vote, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on the enclosed proxy card. Follow the recorded instruction using your proxy card as a guide. If you vote by phone, do not return the proxy card by mail.

     Internet Voting

     You can vote your shares by the internet. You should first read the Proxy Statement. To vote, contact the Fund at http://www.proxyvote.com. You will be prompted to enter the 12-digit control number on the enclosed proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the internet, do not return the proxy card by mail.

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number above or contacting the Fund' s internet address above, entering your 12-digit control number and revoking your previous vote.

     Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum or voted on any matter.

     The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Fund had four classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $10.16; Class C Shares, $10.16; Class
Y Shares, $10.16 and Class I Shares, $10.15. The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees and the action on the selection of auditors (Proposal No. 1). On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of the Fund, are entitled to vote at the meeting.

     On the record date,the total number of shares outstanding for each class of shares was as follows: Class A Shares, 6,559,995;
Class C Shares, 414,827; Class Y Shares, 413,680 and Class I
Shares, 7,590.

     On the record date, National Financial Services Corp., 200 Liberty Street, New York, NY 10281 held of record 1,048,937 Class A Shares (16% of the class) and 181,205 Class Y Shares (43.8% of the class); Merrill Lynch, Pierce, Fenner & Smith, Inc., 4800 Deer Lake Drive East, Jacksonville, FL held of record 510,396 Class A Shares (7.9% of the class) and 46,883 Class C Shares (11.3% of the class); Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524 held of record 831,500 Class A Shares (12.7% of the Class) and 190,608 Class C Shares (45.9% of the Class); Donaldson Lufkin Jenrette Securities Corporation, P.O. Box 2052, Jersey City, NJ held of record 48,943 Class C Shares (11.8% of the class) and Citizens Bank, 870 westminster Street, providence, RI held of record 200,714 Class Y Shares (48.5% of the class); Perry Baker & Co., Washington Trust Co., Westerly, RI held of record 7,590 Class I Shares (100% of the class). On the basis of information received from the holders, the Fund's management believes that all of the shares indicated are held for the benefit of clients. Mark S. Mandell, Park Row, Providence, RI held of record 25,066 Class C Shares (6.0% of the class). The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                      ELECTION OF TRUSTEES

     At the Meeting, six Trustees are to be elected. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See
"Introduction" above for information as to how you can instruct the proxy holders as to the voting of your shares as to the election of Trustees.

     Each of the nominees is presently a Trustee and was previously elected by the shareholders in November, 1998. Mr. Herrmann, Mr. Alden and Mr. Nightingale have been Trustees since 1992, Mr. Weeks and Mr. Duffy, since 1995 and Mr. Clinton, since 1996. The Trustees and officers as a group own less than 1% of the outstanding shares of the Fund. In the material below and elsewhere in this Proxy Statement, Aquila Management Corporation, organizer and Manager of the Fund, is referred to as the "Manager" and the Fund's Distributor, Aquila Distributors, Inc., is referred to as the "Distributor." Mr. Herrmann is an interested person of the Fund as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Fund and a director, officer and shareholder of the Manager and the Distributor. He is so designated by an asterisk.

     In the following material Pacific Capital Cash Assets Trust, Churchill Cash Reserves Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money market fund, are together with Capital Cash Management Trust ("CCMT") called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado , Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund (this Fund) and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds."

     Described in the following material are the name, positions with the Fund, age as of the record date and business experience during at least the past five years (other than with the Fund) of each nominee and all officers of the Fund. All shares listed as owned by the Trustees are Class A Shares unless indicated otherwise.

(1)                           (2)            (3)
Name, Address, Age       Positions(s)   Principal
                         Held with      Occupation(s)
                         Fund           During
                                        Past 5 Years

Lacy B. Herrmann*        Chairman  Founder and Chairman of
380 Madison Avenue       of the    the Board of Aquila
New York, New York       Board of  Management Corporation,
10017,                   Trustees  the sponsoring
Age: 70                            organization and Manager or
Shares owned:                      Administrator and/or Adviser or
550 (1)                            Sub-Adviser to the Aquila Money
                                   Market Funds, the Aquila Bond
                                   Funds and the Aquila Equity
                                   Funds, and Founder, Chairman of
                                   the Board of Trustees and
                                   (currently or until 1998)
                                   President of each since its
                                   establishment, beginning in
                                   1984; Vice President and
                                   Director, and formerly
                                   Secretary, of Aquila
                                   Distributors, Inc., distributor
                                   of the above funds, since 1981;
                                   President and a Director of
                                   STCM Management Company, Inc.,
                                   sponsor and sub-adviser to
                                   CCMT; Founder and Chairman of
                                   several other money market
                                   funds; Director or Trustee of
                                   OCC Cash Reserves, Inc. and
                                   Quest For Value Accumulation
                                   Trust, and Director or Trustee
                                   of Oppenheimer Quest Value
                                   Fund, Inc., Oppenheimer Quest
                                   Global Value Fund, Inc. and
                                   Oppenheimer Rochester Group of
                                   Funds, each of which is an
                                   open-end investment company;
                                   Trustee of Brown University,
                                   1990-1996 and currently Trustee
                                   Emeritus; actively involved for
                                   many years in leadership roles
                                   with university, school and
                                   charitable organizations.
(1) Held of record by
the Manager.

Vernon R. Alden          Trustee   Director of Sonesta
20 Park Plaza, Suite 1010          International Hotels
Boston, Massachusetts              Corporation Boston,
02116                              Massachusetts and
Age: 76                            Independent General Partner of
Shares owned:                      the Merrill Lynch-Lee Funds;
213                                Former Director of Colgate-
                                   Palmolive Company, Digital
                                   Equipment Corporation, Intermet
                                   Corporation, The McGraw Hill
                                   and The Mead Corporation;
                                   Chairman of the Board and
                                   Executive Committee of The
                                   Boston Company, Inc., a
                                   financial services company,
                                   1969-1978; Trustee of Tax-Free
                                   Trust of Oregon since 1988, of
                                   Hawaiian Tax-Free Trust,
                                   Pacific Capital Cash Assets
                                   Trust, Pacific Capital Tax-Free
                                   Cash Assets Trust and Pacific
                                   Capital U.S. Government
                                   Securities Cash Assets Trust
                                   since 1989, of Cascades Cash
                                   Fund, 1989-1994, of
                                   Narragansett Insured Tax-Free
                                   Income Fund (this Fund) since
                                   1992, and of Aquila Cascadia
                                   Equity Fund since 1996;
                                   Associate Dean and member of
                                   the faculty of Harvard
                                   University Graduate School of
                                   Business Administration, 1951-
                                   1962; member of the faculty and
                                   Program Director of Harvard
                                   Business School - University of
                                   Hawaii Advanced Management
                                   Program, summer of 1959 and
                                   1960; President of Ohio
                                   University, 1962-1969; Chairman
                                   of The Japan Society of Boston,
                                   Inc., and member of several
                                   Japan-related advisory
                                   councils; Chairman of the
                                   Massachusetts Business
                                   Development Council and the
                                   Massachusetts Foreign Business
                                   Council, 1978-1983; Trustee
                                   Emeritus, Boston Symphony
                                   Orchestra; Chairman of the
                                   Massachusetts Council on the
                                   Arts and Humanities, 1972-1984;
                                   Member of the Board of Fellows
                                   of Brown University, 1969-1986;
                                   Trustee of various other
                                   cultural and educational
                                   organizations; Honorary Consul
                                   General of the Royal Kingdom of
                                   Thailand; Received Decorations
                                   from the Emperor of Japan
                                   (1986) and the King of Thailand
                                   (1996 and 1997).

Paul Y. Clinton          Trustee   Principal of Clinton
39 Blossom Avenue                  Management Associates,
Osterville, MA                     a financial and venture
02655                              capital consulting firm;
Age: 68                            formerly Director of External
Shares owned:                      Affairs of Kravco Corporation,
230                                a national real estate owner
                                   and developer, 1984-1995;
                                   formerly President of Essex
                                   Management Corporation, a
                                   management and financial
                                   consulting company, 1979-1983;
                                   Trustee of Capital Cash
                                   Management Trust since 1979, of
                                   Narragansett Insured Tax-Free
                                   Income Fund (this Fund) since
                                   1996 and of Prime Cash Fund
                                   (which is inactive), since
                                   1993; Trustee of Short Term
                                   Asset Reserves 1984-1996;
                                   general partner of Capital
                                   Growth Fund, a venture capital
                                   partnership, 1979-1982;
                                   President of Geneve Corp., a
                                   venture capital fund, 1970-
                                   1978; formerly Chairman of
                                   Woodland Capital Corp., a small
                                   business investment company;
                                   formerly Vice President, W.R.
                                   Grace & Co; Director or Trustee
                                   of OCC Cash Reserves, Inc.,
                                   Oppenheimer Quest Global Value
                                   Fund, Inc., Oppenheimer Quest
                                   Value Fund, Inc., and Trustee
                                   of Quest For Value Accumulation
                                   Trust, and of the Rochester
                                   Group of Funds, each of which
                                   is an open-end investment
                                   company.

David A. Duffy      Trustee        Trustee of Narragansett
36 Reliance Drive                  Insured Tax-Free Income
Poppasquash Point, Bristol         Fund since 1995.
Rhode Island 02809                 President, Duffy & Shanley,
Age: 59                            Inc., an advertising, marketing
Shares owned:                      and public relations firm since
234 (2)                            1973; National Chairman of the
                                   National Conference for
                                   Community and Justice (formerly
                                   the National Conference of
                                   Christians and Jews); Vice
                                   Chairman of the Providence
                                   College Board of Trustees and
                                   Chairman of the College's
                                   President's Council; Past Chair
                                   and current member of the
                                   Executive Committee of the
                                   Greater Providence Chamber of
                                   Commerce; past Chair of the
                                   Rhode Island Sports Council;
                                   past Chair of the Rhode Island
                                   Public Telecommunications
                                   Authority; and many other civic
                                   and non-profit organizations.
                                   He has been the recipient of
                                   numerous awards for public
                                   service.  He served with the
                                   U.S. Army.

(2) Held of record by
Duffy & Shanley, Inc.

William J. Nightingale   Trustee   Chairman and founder
1266 East Main Street              (1975) and Senior Advisor
Stamford, Connecticut              since 1995 of Nightingale &
06902                              Associates, L.L.C., a
Age: 69                            general management consulting
Shares owned:                      firm focusing on interim
691                                management, divestitures,
                                   turnaround of troubled
                                   companies, corporate
                                   restructuring and financial
                                   advisory services; President,
                                   Chief Executive Officer and
                                   Director of Bali Company, Inc.,
                                   a manufacturer of women's
                                   apparel, which became a
                                   subsidiary of Hanes
                                   Corporation, 1970-1975; prior
                                   to that, Vice President and
                                   Chief Financial Officer of
                                   Hanes Corporation after being
                                   Vice President-Corporate
                                   Development and Planning of
                                   that company, 1968-1970;
                                   formerly Senior Associate of
                                   Booz, Allen & Hamilton,
                                   management consultants, after
                                   having been Marketing Manager
                                   with General Mills, Inc.;
                                   Trustee of Narragansett Insured
                                   Tax-Free Income Fund (this
                                   Fund) since 1992 and of
                                   Churchill Cash Reserves Trust
                                   and Churchill Tax-Free Fund of
                                   Kentucky since 1993; Director
                                   of Kasper A.S.L. Ltd., an
                                   apparel company, since 1997, of
                                   Ring's End, Inc., a building
                                   materials and construction
                                   company, since 1989, and of
                                   Furr's/Bishop's Inc., operator
                                   of a chain of restaurants,
                                   since 1998.

J. William Weeks    Trustee        Trustee of Narragansett
380 Madison Avenue                 Insured Tax-Free Income
New York, New York 10017           Fund and of Tax
Age: 72                            -Free Fund of Colorado since
Shares owned:                      1995; Senior Vice President of
613                                Tax-Free Fund of Colorado and
                                   Narragansett Insured Tax-Free
                                   Income Fund (this Fund), 1992-
                                   1995; Vice President of
                                   Hawaiian Tax-Free Trust, Tax-
                                   Free Trust of Arizona, Tax-Free
                                   Trust of Oregon and Churchill
                                   Tax-Free Fund of Kentucky,
                                   1990-1995; Senior Vice
                                   President or Vice President of
                                   the Bond and Equity Funds and
                                   Vice President of Short Term
                                   Asset Reserves and Pacific
                                   Capital Cash Assets Trust,
                                   1984-1988; President and
                                   Director of Weeks & Co., Inc.,
                                   financial consultants, 1978-
                                   1988; limited partner and
                                   investor in various real estate
                                   partnerships since 1988;
                                   Partner of Alex. Brown & Sons,
                                   investment bankers, 1966-1976;
                                   Vice President of Finance and
                                   Assistant to the President of
                                   Howard Johnson Company, a
                                   restaurant and motor lodge
                                   chain, 1961-1966; formerly with
                                   Blyth & Co., Inc., investment
                                   bankers.

Diana P. Herrmann   President      President and Chief
380 Madison Avenue                 Operating Officer of the
New York, New York                 Manager since 1997,
10017                              a Director since 1984,
Age: 41                            Secretary since 1986 and
                                   previously its Executive Vice
                                   President, Senior Vice
                                   President or Vice President,
                                   1986-1997; President of various
                                   Aquila Bond and Money-Market
                                   Funds since 1998; Assistant
                                   Vice President, Vice President,
                                   Senior Vice President or
                                   Executive Vice President of
                                   Aquila Money-Market, Bond and
                                   Equity Funds since 1986;
                                   Trustee of a number of Aquila
                                   Money-Market, Bond and Equity
                                   Funds since 1995;  Trustee of
                                   Reserve Money-Market Funds
                                   since 1999 and Reserve Private
                                   Equity Series since 1998;
                                   Assistant Vice President and
                                   formerly Loan Officer of
                                   European American Bank, 1981-
                                   1986; daughter of the Fund's
                                   Chairman; Trustee of the
                                   Leopold Schepp Foundation
                                   (academic scholarships) since
                                   1995; actively involved in
                                   mutual fund and trade
                                   associations and in college and
                                   other volunteer organizations.


Stephen J. Caridi   Senior         Vice President of the
380 Madison Avenue  Vice           Distributor since 1995,
New York, New York  President      Assistant Vice
10017                              President, 1988-1995,
Age: 38                            Marketing Associate, 1986-1988;
                                   Vice President of Hawaiian Tax-
                                   Free Trust since 1998; Senior
                                   Vice President of Narragansett
                                   Insured Tax-Free Income Fund
                                   (this Fund) since 1998, Vice
                                   President since 1996; Assistant
                                   Vice President of Tax-Free Fund
                                   For Utah since 1993; Mutual
                                   Funds Coordinator of Prudential
                                   Bache Securities, 1984-1986;
                                   Account Representative of
                                   Astoria Federal Savings and
                                   Loan Association, 1979-1984.

Rose F. Marotta     Chief          Chief Financial Officer
380 Madison Avenue, Financial      of the Aquila Money-
New York, New York  Officer        Market, Bond and Equity
10017                              Funds since 1991 and
Age: 75                            Treasurer, 1981-1991; formerly
                                   Treasurer of the predecessor of
                                   CCMT; Treasurer and Director of
                                   STCM Management Company, Inc.,
                                   since 1974; Treasurer of
                                   Trinity Liquid Assets Trust,
                                   1982-1986 and of Oxford Cash
                                   Management Fund, 1982-1988;
                                   Treasurer of InCap Management
                                   Corporation since 1982, of the
                                   Manager since 1984 and of the
                                   Distributor since 1985.


Richard F. West     Treasurer      Treasurer of the Aquila
380 Madison Avenue                 Money-Market, Bond
New York, New York 10017           and Equity Funds and
Age: 63                            of Aquila Distributors,
                                   Inc. since 1992; Associate
                                   Director of Furman Selz
                                   Incorporated, 1991-1992;
                                   Vice President of Scudder,
                                   Stevens & Clark, Inc. and
                                   Treasurer of Scudder
                                   Institutional Funds, 1989-1991;
                                   Vice President of Lazard Freres
                                   Institutional Funds Group,
                                   Treasurer of Lazard Freres
                                   Group of Investment Companies
                                   and HT Insight Funds, Inc.,
                                   1986-1988; Vice President of
                                   Lehman Management Co., Inc. and
                                   Assistant Treasurer of Lehman
                                   Money Market Funds, 1981-1985;
                                   Controller of Seligman Group of
                                   Investment Companies, 1960-
                                   1980.

Edward M. W. Hines  Secretary      Partner of Hollyer Brady
551 Fifth Avenue                   Smith Troxell Barrett
New York, New York 10176           Rockett Hines & Mone
Age: 59                            LLP, attorneys, since
                                   1989 and counsel, 1987-1989;
                                   Secretary of the Aquila Money-
                                   Market, Bond and Equity Funds
                                   since 1982; Secretary of
                                   Trinity Liquid Assets Trust,
                                   1982-1985 and Trustee of that
                                   Trust, 1985-1986; Secretary of
                                   Oxford Cash Management Fund,
                                   1982-1988.

John M. Herndon     Vice           Assistant Secretary of
380 Madison Avenue  President,     the Aquila Money-Market,
New York, New York  Assistant      Bond and Equity Funds
10017               Secretary      since 1995 and Vice
Age: 59                            President of the Aquila Money-
                                   Market Funds since 1990; Vice
                                   President of the Manager since
                                   1990; Investment Services
                                   Consultant and Bank Services
                                   Executive of Wright Investors'
                                   Service, a registered
                                   investment adviser, 1983-1989;
                                   Member of the American Finance
                                   Association, the Western
                                   Finance Association and the
                                   Society of Quantitative
                                   Analysts.




                              Compensation        Number of
                              from all funds      boards on which
               Compensation   in the              the Trustee
Name           from the Fund  Aquilasm Group      now serves

Vernon R. Alden     $4,026              $51,802             7

Paul Y. Clinton     $4,684              $7,050              2

David A. Duffy      $3,500              $3,500              1

William J.
Nightingale         $4,461              $15,060             3

J. William Weeks    $6,238              $14,458             2


     The Fund's Manager is manager or administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of June 30, 1999, these funds had aggregate assets of approximately $3.2 billion, of which approximately $1.9 billion consisted of assets of the tax-free municipal bond funds. The Manager is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through a trust and by his wife. For the Fund's fiscal year ended June 30, 1999 management fees of $322,451 (including fees paid to the Sub-Adviser) were incurred, of which $266,429 was waived. In addition, the Manager reimbursed the Fund for $84,848 of its expenses.

     During the fiscal year ended June 30, 1999, Permitted Payments of $89,047 were made to Qualified Recipients with respect to Class A Shares of the Fund under the Fund's Distribution Plan, of which the Distributor received $1,996. During the same period, payments of $25,819 were made to Qualified Recipients with respect to Class C Shares of the Fund under the Distribution Plan and $8,606 under the Shareholder Services Plan. Of these payments the Distributor received $26,294.

     The Distributor currently handles the distribution of the shares of fourteen funds (five money market funds, seven tax-free municipal bond funds and two equity funds), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 72% by Mr. Herrmann and other members of his immediate family, 24% by Diana P. Herrmann and the balance by an officer of the Distributor.

Other Information on Trustees

     The Trustees have appointed an Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons" of the Fund, as that term is defined in the 1940 Act. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. The Committee held two meetings during the Fund's last fiscal year. The Board of Trustees does not have a nominating committee. During the Fund's last fiscal year, the Board of Trustees held four meetings. All current Trustees were present for at least 75% of the total number of Board meetings and Audit Committee Meetings (if such Trustee was a member of that Committee).

                    RATIFICATION OR REJECTION
                         OF SELECTION OF
                      INDEPENDENT AUDITORS
                        (Proposal No. 1)

     KPMG LLP, which is currently serving as the Fund's auditors, has been selected by the Fund's Board of Trustees, including a majority of the Independent Trustees, as the Fund's independent auditors for the fiscal year ending June 30, 2000. Such selection is submitted to the shareholders for ratification or rejection.

     The firm has no direct or indirect financial interest in the Fund, the Fund's Manager or the Fund's Sub-Adviser. It is expected that representatives of the firm will not be present at the meeting but will be available should any matter arise requiring their presence.

                           RECEIPT OF
                      SHAREHOLDER PROPOSALS

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Fund will so advise you.

     The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                         OTHER BUSINESS

     The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares, which your proxy card, telephone or internet vote entitles them to vote, in accordance with their judgment on such matter or matters. That is, by signing and returning your proxy card or by voting by telephone or the internet, you give the proxy holders discretionary authority as to any such matter or matters.

`[Back Cover]
                        IMPORTANT NOTICE
                    PLEASE READ IMMEDIATELY
                             AQUILA
           NARRAGANSETT INSURED TAX-FREE INCOME FUND
                             [LOGO]

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                  to be held on October 1, 1999

                         PROXY STATEMENT

           NARRAGANSETT INSURED TAX-FREE INCOME FUND

          PROXY FOR SHAREHOLDERS MEETING OCTOBER 1, 1999

       PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned shareholder of NARRAGANSETT INSURED TAX-FREE INCOME FUND (the "Fund") does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Friday, October 1, 1999 at the Westin Hotel, One West Exchange Place, Providence, Rhode Island 02903 at 2:30 p.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

     Telephone Voting (Touch-tone only)

     You can vote you shares by telephone. Read the proxy statement. To vote, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instruction using this proxy card as a guide. If you vote by phone, do not return the proxy card by mail.

     Internet voting

     You can vote your shares by the internet. Read the proxy statement. To vote, contact the Fund at www.proxyvote.com. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the internet, do not return the proxy card by mail.

     Proxy Card Voting

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     MANAGEMENT RECOMMENDS A VOTE FOR ALL NOMINEES LISTED BELOW
AND FOR THE PROPOSALS LISTED BELOW. THE SHARES REPRESENTED HEREBY
WILL BE VOTED AS INDICATED BELOW OR FOR IF NO CHOICE IS
INDICATED.

     As to any other matter said attorneys shall vote in accordance with their best judgment.

     Annual Meeting Attendance

     We encourage you to attend the Annual Meeting of Shareholders. If you can join us on October 1, please call us at 1-800-872-2652, e-mail us at info@aquilafunds.com or mail the planning card back to us along with your proxy vote.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
_________________________________________________________________
       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

NARRAGANSETT INSURED TAX-FREE INCOME FUND

     For address changes and/or comments, please check this box
     and write them on the back where indicated.        __
                                                       [__]


     Vote on Trustees

     2. Election of Trustees.


     01) Lacy B. Herrmann  02) Vernon R. Alden  03) Paul Y.
     Clinton  04) David A. Duffy  05) William J. Nightingale  06)
     J. William Weeks


                __
               [__]       For all
                __
               [__]       Withhold all
                __
               [__]       For all except

To withhold authority to vote, mark "For all Except" and write the nominee's number on the line below.

________________


Vote on Proposals

     1. Action on selection of KPMG LLP
       as independent auditors (Proposal No.1 in Proxy Statement)

               __             __            __
          FOR [__]  AGAINST  [__]  ABSTAIN [__]

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]


_________________________________Dated: __________
 Signature
(Joint Owners)